UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 17, 2012

ARROW ELECTRONICS, INC.
(Exact Name of Registrant as Specified in Charter)

NEW YORK	1-4482	11-1806155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7459 SOUTH LIMA STREET, ENGLEWOOD, COLORADO 80112
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (303) 824-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.       Entry into a Material Definitive Agreement.

On December 17, 2012, Arrow Electronics, Inc. (“Arrow”) entered into a definitive settlement agreement (the “Settlement Agreement”) with E.ON SE (“E.ON”) and VEBA Electronics LLC (“VEBA”) with respect to certain disputes relating to Arrow’s acquisition of Wyle Electronics from the VEBA Group in August of 2000 (the “Wyle Claims”).

The Wyle Claims are described in more detail in Note M (Contingencies) to Arrow’s Unaudited Consolidated Financial Statements in Arrow’s Quarterly Report on Form 10-Q for the quarterly period ended September 29, 2012 under the headings “Environmental and Related Matters – Wyle Claims” and “Environmental and Related Matters – Related Litigation” and under Item 3 (Legal Proceedings), and Note 15 (Contingencies) to Arrow’s Consolidated Financial Statements, in Arrow’s Annual Report on Form 10-K for the fiscal year ending December 31, 2011 under the headings “Environmental and Related Matters – Wyle Claims” and “Environmental and Related Matters – Related Litigation”.  The Wyle Claims were also identified as a “risk factor” in Arrow’s Annual Report on Form 10-K for the fiscal year ending December 31, 2011.

Under the Settlement Agreement, E.ON will pay Arrow an aggregate amount of $110 million on or before December 24, 2012.

The Settlement Agreement includes the following material terms:

  the final and irrevocable settlement among Arrow, E.ON and VEBA of all present or future claims relating to or arising out of the Wyle acquisition, including settlement of related income tax disputes;
  the dismissal of all litigation between Arrow, E.ON and VEBA including all claims and counterclaims before the District Court of Frankfurt am Main in Germany, and the termination of a related ongoing mediation proceeding that commenced in December 2009; and
  agreement by Arrow that E.ON and VEBA are not responsible for any potential subsequent costs in connection with the Wyle litigation and related maters, including any costs associated with asserted and unasserted claims.

Under the Settlement Agreement, Arrow retains the right to past insurance recoveries and any future amounts recovered from pending claims or claims yet to be asserted under any relevant identified or unidentified insurance policies.

ITEM 8.01.       Other Events.

On December 20, 2012, Arrow issued a press release announcing that it had entered into the Settlement Agreement with E.ON and VEBA and describing its terms.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 8.01.

ITEM 9.01.       Financial Statements and Exhibits.

(d)           Exhibits

99.1        Settlement press release issued by Arrow Electronics, Inc., dated December 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 20, 2012
ARROW ELECTRONICS, INC.

		By:	/s/ Peter S. Brown
		Name:	Peter S. Brown
		Title:	Senior Vice President

EXHIBIT INDEX

Exhibit	Description

99.1	Settlement press release issued by Arrow Electronics, Inc., dated December 20, 2012.